SUMMITRY EQUITY FUND
SCHEDULE OF INVESTMENTS
April 30, 2021 (Unaudited)

COMMON STOCKS — 96.84%	Shares	Fair Value

Communications — 20.52%
Alphabet, Inc., Class A(a)	2,152	$ 5,064,732
Facebook, Inc., Class A(a)	18,115	5,888,824
Walt Disney Co. (The) (a)	23,530	4,377,051
		15,330,607
Consumer Discretionary — 21.73%
Booking Holdings, Inc.(a)	1,299	3,203,438
CarMax, Inc.(a)	15,640	2,083,874
Dollar General Corp.	7,025	1,508,619
Lowe's Companies, Inc.	19,970	3,919,113
Ross Stores, Inc.	11,370	1,488,788
Ulta Beauty, Inc.(a)	12,220	4,024,656
		16,228,488
Financials — 24.49%
Bank of America Corp.	65,735	2,664,240
Berkshire Hathaway, Inc., Class B(a)	14,115	3,880,919
BlackRock, Inc.	2,926	2,397,272
Charles Schwab Corp. (The)	46,325	3,261,280
Citigroup, Inc.	26,610	1,895,696
Wells Fargo & Co.	93,090	4,193,704
		18,293,111
Health Care — 5.09%
Agilent Technologies, Inc.	13,145	1,756,698
Medtronic PLC	15,630	2,046,279
		3,802,977
Industrials — 4.57%
Northrop Grumman Corp.	4,635	1,642,829
W.W. Grainger, Inc.	4,085	1,771,011
		3,413,840
Technology — 20.44%
Fiserv, Inc.(a)	18,745	2,251,649
Mastercard, Inc., Class A	6,515	2,489,121
Microsoft Corp.	12,740	3,212,773
salesforce.com, Inc.(a)	6,625	1,525,870
Visa, Inc., Class A	14,595	3,408,808
Zebra Technologies Corp., Class A(a)	4,875	2,377,733
		15,265,954

Total Common Stocks (Cost $39,096,346)		72,334,977

MONEY MARKET FUNDS - 3.19%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(b)	2,385,254	2,385,254

Total Money Market Funds (Cost $2,385,254)		2,385,254

Total Investments — 100.03% (Cost $41,481,600)		74,720,231

Liabilities in Excess of Other Assets — (0.03)%		(21,520)

NET ASSETS — 100.00%		$ 74,698,711

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of April 30, 2021.